Exhibit 99.1

Faraday Future Board of Directors Appoints Xuefeng (“XF”) Chen as Global Chief Executive Officer to Boost the FF 91 Futurist Production and Achieve the Long-term Goals of the Company

-	The Board of Directors appoints Xuefeng (“XF”) Chen as Faraday Future Global CEO, succeeding Carsten Breitfeld who was removed as Global CEO by the Board of Directors.

-	The Board has requested that Mr. Breitfeld tender his resignation from the Board in accordance with the Faraday Future Corporate Governance Guidelines.

-	XF possesses extensive hands-on experience with global luxury automotive brands as well as vast experience in manufacturing, product planning and execution and product delivery

LOS ANGELES, CA (November 28, 2022) - Faraday Future Intelligent Electric Inc., a California-based global shared intelligent electric mobility ecosystem company (NASDAQ: “FFIE”) (“FF,” “Faraday Future” or “the Company”), announced today that the FFIE Board of Directors has appointed FF China CEO Xuefeng (“XF”) Chen as Global CEO of Faraday Future, effective immediately. Mr. Chen replaces Carsten Breitfeld, who was removed as Global CEO by the FFIE Board of Directors following a comprehensive evaluation of the Company’s performance since it went public in July 2021. Pursuant to the Company’s Corporate Governance Guidelines, management directors are required to tender their resignation from the Board upon their removal as an officer of the Company. The Board has requested that Mr. Breitfeld tender his resignation from the Board in accordance with such Corporate Governance Guidelines. As Global CEO, Mr. Chen is tasked with delivering the FF 91 Futurist to market, delivering on the promise made to FF stockholders, investors, global partners, users and employees.

“I believe the decision to appoint XF at this critical juncture of the Company is a timely and correct one,” said FFIE Chairman of the Board of Directors Adam He. “XF is a top talent in the global automotive industry and possesses both a global perspective and extensive hands-on experience across the global automotive industrial chain. His years of experience at Ford and Jaguar Land Rover will pave a solid foundation for his leadership of Faraday Future’s global team. The Company’s top priority right now is to deliver the FF 91 Futurist to our users with high quality and minimal cost, and to successfully realize the US-China dual home market strategy with the ultimate goal to maximize Faraday Future stockholder interest,” added Mr. He.

As an automotive veteran with international and extensive operational experience with luxury automotive brands, XF spent nearly 20 years in the automotive industry and worked for Changan Ford, Changan Mazda, Ford Asia Pacific Design Center and Chery Jaguar Land Rover prior to joining FF. He led the Chery Jaguar Land Rover team, overseeing program planning, program implementation, manufacturing, and product delivery within two years and ramping up the total sales volume of Jaguar Land Rover in China to hundreds of thousands of units, and significantly enhancing the status and reputation of the Jaguar Land Rover brand.

XF is acknowledged within the industry as one of the youngest executives in charge of the China-side of business in automotive joint ventures. Mr. Chen has well-rounded experience in vehicle localization, construction and operation of production facilities, vehicle production, supply chain management and cost control, and branding marketing and sales. Mr. Chen is also well-versed in U.S. markets and culture given his prior work for U.S. OEMs, which will be invaluable to Mr. Chen as he seeks to deliver on Faraday Future’s short, mid, and long-term global strategic goals.

“The FF 91 Futurist will deliver a unique user experience of the Ultimate Intelligent TechLuxury. With the completion of the manufacturing #6 milestone, we are just one step away from start of production. I look forward to working closely with Faraday Future’s global employees, external partners, stockholders and investors to honor the promise we’ve made to users – to deliver the FF 91 Futurist with high quality,” said Mr. Chen. “With the support of our stockholders, the trust of our board and the close collaboration among our global employees, I am confident in FFIE’s future,” Mr. Chen added.

The Company recently announced that it completed manufacturing milestone #6, the completion of construction and equipment installation in vehicle assembly areas. The Company also continues to make progress with testing and validation of the FF 91 Futurist. Recent performance metrics including range, 0-60 acceleration and braking have exceeded expectations.

As the only next-gen Ultimate Intelligent TechLuxury EV product, the FF 91 Futurist puts forward a unique intelligent internet EV mobility experience with extreme technology, ultimate user experience and complete ecosystem product DNA. The FF 91 Futurist features an industry-leading 1,050 horsepower, an EPA-certified range of 381 miles, 0-60 mph in 2.27 seconds, a unique rear intelligent Internet system and a revolutionary user experience designed to create a mobile, connected, intelligent, and luxurious third Internet living space and user mobility ecosystem platform.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

http://appdownload.ff.com

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the risk of litigation in connection with the termination of Carsten Breitfeld as Global CEO; the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company (including an effective registration statement for the resale of the ELOC shares described herein), the failure of any which could result in the Company seeking protection under the Bankruptcy Code; the ability of the Company to agree on definitive documents to effectuate the governance changes with FF Top; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of existing and future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, including a replacement auditor. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1/A filed on November 8, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com
Investors (Chinese): cn-ir@faradayfuture.com
Media: john.schilling@ff.com
Media: tim.gilman@ff.com

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